                                                                  Exhibit (i)(1)


BELL, BOYD & LLOYD LLC                        THREE FIRST NATIONAL PLAZA
                                              70 WEST MADISON STREET, SUITE 3100
                                              CHICAGO, ILLINOIS 60602-4207
                                              312 372-1121 FAX 312 827-8000


                                              OFFICES IN CHICAGO
                                              AND WASHINGTON, D.C.


                                  July 28, 2006

Calamos Investment Trust
2020 Calamos Court
Naperville, Illinois  60563

Ladies and Gentlemen:

      As counsel for Calamos Investment Trust (the "Trust"), we consent to the incorporation by reference of our opinion for each of the Trust's series, filed with the Trust's registration statement on Form N-1A, Securities Act file no. 33-19228, on each of the dates listed below.

Date of Opinion     Date of Filing      Series
---------------     --------------      ------

November 25, 2003   November 28, 2003   Calamos Growth Fund
                                        Calamos Blue Chip Fund
                                        Calamos Value Fund
                                        Calamos Growth and Income Fund
                                        Calamos Global Growth and Income Fund
                                        Calamos High Yield Fund
                                        Calamos Convertible Fund
                                        Calamos Market Neutral Income Fund
                                          (formerly Calamos Market Neutral Fund)

December 29, 2004   December 29, 2004   Calamos International Growth Fund

June 22, 2006       June 22, 2006       Calamos Multi-Fund Blend

In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                       Very truly yours,

                                       /s/ Bell, Boyd & Lloyd LLC

                                       Bell, Boyd & Lloyd LLC